UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2026

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland D04 C5Y6
(Address of principal executive offices)

Registrant's telephone number, including area code: + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.01 par value	ALKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 12, 2026, Alkermes plc (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”), reporting, among other items, that the Company completed the previously announced acquisition of the entire issued and outstanding ordinary share capital of Avadel Pharmaceuticals plc (“Avadel”) and Avadel became a wholly owned subsidiary of the Company (the “Acquisition”).

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) amends and supplements Item 9.01 of the Original Form 8-K to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such items. This Form 8-K/A does not amend any other item of the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Avadel as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024 and 2023 are filed herewith as Exhibit 99.1 and incorporated by reference into this Item 9.01(a). The consent of Deloitte & Touche LLP, Avadel’s independent auditor, is filed herewith as Exhibit 23.1.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma condensed combined balance sheet as of December 31, 2025 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, each with related notes thereto, are filed herewith as Exhibit 99.2 and incorporated by reference into this Item 9.01(b).

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Avadel Pharmaceuticals plc’s independent auditor.
99.1	Audited financial statements of Avadel Pharmaceuticals plc as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024 and 2023.
99.2	Unaudited pro forma condensed combined financial information of Alkermes plc as of and for the year ended December 31, 2025.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: May 1, 2026	By:	/s/ Joshua Reed
Joshua Reed
Senior Vice President, Chief Financial Officer